Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of RiverSource Life Insurance Company (the “Company”) for the quarterly period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John R. Woerner, as President of the Company, and Brian J. McGrane, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John R. Woerner
Name:	John R. Woerner
Title:	President
Date:	November 5, 2010

/s/ Brian J. McGrane
Name:	Brian J. McGrane
Title:	Chief Financial Officer
Date:	November 5, 2010